EXHIBIT 21

As of March 31, 2005

A table of subsidiaries of Liberty Global, Inc., assuming the business combination transaction between Liberty Media International, Inc. and UnitedGlobalCom, Inc. was consummated and effective as of March 31, 2005, is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

State/Country
Name	of Formation
LIBERTY GLOBAL, INC.
Alpine de Videocommunication S.A.	France
Aringour Ltd.	Ireland
Artesienne de Videocommunication S.A.	France
Associated SMR, Inc.	DE
At Media Sp. z o.o.	Poland
AudioTec RT	Hungary
Auxipar S.A.	France
Belgian Cable GP II, LLC	DE
Belgian Cable GP, LLC	DE
Belmarken Holding B.V.	Netherlands
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable et Videocommunication de l’Ouest S.A.	France
Cable Management Ireland Ltd.	Ireland
Cable Network Holding B.V.	Netherlands
Cable Networks Netherlands Holding B.V.	Netherlands
Cable Programme Partners (1) Limited	UK
CAI Belgium	Belgium

State/Country
Name	of Formation
Cheetah Acquisition Corp.	DE
chello broadband Nederland B.V.	Netherlands
chello media B.V.	Netherlands
chello media Belgium I B.V.	Netherlands
chello media Belgium II B.V.	Netherlands
chello media Direct Programming B.V.	Netherlands
chello media Holding III N.V.	Netherlands
chello media Holding IV N.V.	Netherlands
chello media Investments B.V.	Netherlands
chello media Programming B.V.	Netherlands
chello media Programming services Ltd.	United Kingdom
chello media Services Ltd.	United Kingdom
chello media TV holding B.V.	Netherlands
chello media TVI Ltd.	United Kingdom
chello Programming Holdings Ltd.	United Kingdom
Chorus Communications Ltd.	Ireland
Chorus Ireland CMI Ltd.	Ireland
Cignal Global Communications France S.A.S.	France
Clermontoise de Videocommunication S.A.	France
Club Channel Ltd.	United Kingdom
Communications 91 SNC	France
Comtoise de Videocommunication S.A.	France
Cork Communications Ltd.	Ireland
E-Mind S.A.
Enalur S.A.	Chile
ESC Programming B.V.	Netherlands
Essone Communications SNC	France
Europe Acquistion, Inc.	USA-Delaware
Golden Cable Vision Ltd.	Ireland
Horizon TV Distribution Ltd.	Ireland
IDF Communications Holding S.A.S.	France

State/Country
Name	of Formation
IDF Communications S.A.S.	France
Independent Wireless Cable Ltd.	Ireland
Inversiones United Latin America Ltda.	Chile
InvestCo Belgium Cable 1	Luxembourg
InvestCo Belgium Cable 2	Luxembourg
Kabaca d.o.o.	Slovenia
Kabelsko razdelin inisistemdd.	Slovenia
Labesa Holding B.V.	Netherlands
Latin America Media Distribution S.C.A.	URUGUAY
Liberty Brasil DTH, LTDA.	BRAZIL
Liberty Brazil DTH, Inc,	CO
Liberty Cable Programme Partners, Inc.	CO
Liberty Cablevision Argentina, LLC	DE
Liberty Cablevision of Puerto Rico Ltd.	BERMUDA
Liberty Chile, Inc.	CO
Liberty CJR, Inc.	DE
Liberty Comunicaciones de Chile Uno Limitada	CHILE
Liberty CV, Inc.	DE
Liberty Europe, Inc.	CO
Liberty FA Holdings, Inc.	DE
Liberty Family Preferred, LLC	DE
Liberty Founders, Inc.	DE
Liberty Holdings Chile, Inc.	DE
Liberty Holdings Europe, Inc.	CO
Liberty Home Shop International, Inc.	CO
Liberty IFE, Inc.	CO
Liberty International Cable Management, Inc.	CO
Liberty International Chile, Inc.	DE
Liberty International DLA, LLC	DE
Liberty International DTH, Inc.	CO
Liberty Ireland Funding, Inc.	DE

State/Country
Name	of Formation
Liberty Japan II, Inc.	DE
Liberty Japan III, Inc.	DE
Liberty Japan MC, LLC	DE
Liberty Japan V, Inc.	DE
Liberty Japan, Inc.	DE
Liberty Jupiter Finance, Inc.	DE
Liberty Jupiter VOD, Inc.	DE
Liberty Jupiter, Inc.	DE
Liberty Kanto, Inc.	DE
Liberty Latin Partners, Inc.	DE
Liberty Latin Programming Ltd.	CAYMAN ISLANDS
Liberty Media International Holdings, LLC	DE
Liberty Media International Limited	UK
Liberty Media International, Inc.	DE
Liberty Mexico DTH, Inc.	CO
Liberty Movies Australia Pty. Limited	AUSTRALIA
Liberty Multicountry DTH, Inc.	CO
Liberty NC X, Inc.	DE
Liberty Pan American Sports, Inc.	DE
Liberty PCAG, Inc.	DE
Liberty Poland, Inc.	CO
Liberty PR, Inc.	DE
Liberty Programming Argentina, LLC	DE
Liberty Programming Australia, Inc.	CO
Liberty Programming Japan II, LLC	DE
Liberty Programming Japan III, LLC	DE
Liberty Programming Japan, Inc.	DE
Liberty Programming South America, Inc.	DE
Liberty South America, SRL	ARGENTINA
Liberty TWSTY Bonds, Inc.	DE
Liberty UCOMA, LLC	DE

State/Country
Name	of Formation
Liberty UGC II, LLC	DE
Liberty UK Radio, Inc.	CO
Liberty Uruguay, Inc.	DE
Liberty VIV II, Inc.	DE
LMC Radio Ltd.	UK
LMI AISA, LLC	DE
LMI Brazil, Inc.	DE
LMI DTH Bonds, Inc.	DE
LMI DTH Techco Notes, Inc.	DE
LMI Holdings Japan, LLC	DE
LMI Japan Management, Inc.	DE
LMI Japan MC Holdings, Ltd.	JAPAN
LMI Programming South America S.A.	URUGUAY
LMI TYC Note, Inc.	DE
LMI/Sumisho Super Media, LLC	DE
Lyonnaise Communications S.A.	France
Minimax Srl	Romania
Minimax sro	Czech
MMDS Television Ltd.	Ireland
Monor Telefon Tarsasag RT	Hungary
Multitel S.A.	Bolivia
NBS Broadcasting Services A.B.	Sweden
Noos SNC	France
Old UGC Holdings, Inc.	USA-Delaware
Orleanaise de Videocommunication S.A.	France
PACA Communications SNC	France
Panda KKS komunikcacijski sistem d.o.o.	Slovenia
Paris Cable S.A.	France
Paruse B.V.	Netherlands
PayTV Co chello media N.V./S.A.	Netherlands
Peru GlobalCom S.A.	Peru

State/Country
Name	of Formation
Plator Holding B.V.	Netherlands
Poland Cablevision (Netherlands) B.V.	Netherlands
Pramer S.C.A.	ARGENTINA
Princes Holdings Ltd.	Ireland
Priority Holding B.V.	Netherlands
Priority Telecom B.V.	Netherlands
Priority Telecom Belgium NV/SA	Belgium
Priority Telecom France S.A.S.	France
Priority Telecom GmbH (AUT)	Austria
Priority Telecom Hungary Kft	Hungary
Priority Telecom N.V.	Netherlands
Priority Telecom Netherlands B.V.	Netherlands
Priority Telecom Norway A.S.	Norway
Priority Telecom Operating Services B.V.	Netherlands
Priority Telecom Slovakio s.r.o.	Slovak Republic
Priority Telecom UK International Ltd.	United Kingdom
Priority Telecommunication und Internet GbmH	Austria
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
RapiX Tecnologia e Internet Ltda.	Brazil
Rapp 16 S.A.	France
Reality TV USA Ltd.	United Kingdom
Region Parisienne Communications SNC	France
RetailCo UPCNL Belgium S.A./N.V.	Netherlands
Rhône Vision Cable S.A.S.	France
Romantica (East) Ltd.	United Kingdom
Sarcelles TV Cable S.A.	France
Selasa Holding B.V.	Netherlands
SIRC Holding SNC	France
SIRC SNC	France
SNERC SNC	France

State/Country
Name	of Formation
Societe de develoopment de la Plaque 3	France
Somerco SARL	France
Sport 1 TV Musorkeszito Rt	Hungary
Star GlobalCom S.A.	Peru
Strasbourg TV Cable S.A.	France
Studio Company Sp zo.o	Poland
Suez-Lyonnaise Telecom S.A.	France
Suir Nore Relays Ltd.	Ireland
Szabinet Kft	Hungary
Tapiotel RT	Hungary
Telekabel Graz GmbH	Austria
Telekabel Hungary B.V.	Netherlands
Telekabel Klagenfurt GmbH	Austria
Telekabel-Fernsehnetz Region Baden Betriebs GmbH	Austria
Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
Telemach d.o.o.	Slovenia
Teleweb S.A.	Paraguay
Tiger Global Acquisition Corp.	DE
TME France	France
Trnavatel s.r.o.	Slovak Republic
TV Show Brasil S.A.	Brazil
U.C.T. Netherlands B.V.	Netherlands
UCOM Latin America Finance, Inc.	Cayman Islands
UGC Europe B.V.	Netherlands
UGC Europe Holding Services B.V.	Netherlands
UGC Europe Holdings B.V.	Netherlands
UGC Europe Management B.V.	Netherlands
UGC Europe Services B.V.	Netherlands
UGC Europe Services Ltd.	United Kingdom
UGC Europe, Inc.	USA-Delaware
UGC Properties, Inc.	USA-Colorado

State/Country
Name	of Formation
UGC/SPCo., Inc.	USA-Delaware
UGCE Services B.V.	Netherlands
UGCH Finance, Inc.	USA-Colorado
UIM Aircraft, Inc.	USA-Colorado
UniPort Communications B.V.	Netherlands
United Artists, B.V.	NETHERLANDS
United Asia\Pacific Communications, Inc.	USA-Delaware
United AUN, Inc.	USA-Colorado
United Brazil, Inc.	USA-Colorado
United Chile Ventures, Inc.	Cayman Islands
United Chile, Inc.	USA-Colorado
United Communications Finance, Inc.	USA-Colorado
United Football Broadcasting B.V.	Netherlands
United Internet, Inc.	USA-Colorado
United Latin America Management, Inc.	USA-Colorado
United Latin America Programming, Inc.	USA-Colorado
United Latin America, Inc.	USA-Colorado
United Latin American Holdings, Inc.	USA-Colorado
United Latin American Ventures, Inc.	USA-Colorado
United Management, Inc.	USA-Colorado
United Pan-Europe Communications N.V.	Netherlands
United Peru, Inc.	USA-Colorado
United Programming, Inc.	USA-Colorado
United UAP, Inc.	USA-Colorado
United UPC Bonds LLC	USA-Delaware
UnitedGlobalCom do Brasil Telecomunicações Ltda.	Brazil
UnitedGlobalCom Europe B.V.	Netherlands
UnitedGlobalCom, Inc.	DE
UPC Austria GmbH	Austria
UPC Austria Holding B.V.	Netherlands
UPC Aviation Services Inc.	USA-Colorado

State/Country
Name	of Formation
UPC Belgium S.A.	Belgium
UPC Broadband ECC Services B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská Republika a.s.	Czech
UPC Czech Holding B.V.	Netherlands
UPC Digital AB	Sweden
UPC Distribution Holding II B.V.	Netherlands
UPC Europe B.V.	Netherlands
UPC Exploitation Holding B.V.	Netherlands
UPC Exploitation Holding II B.V.	Netherlands
UPC Financing Partnership	USA
UPC France Assistance S.A.	France
UPC France Distribution Holding S.A.	France
UPC France Holding B.V.	Netherlands
UPC France Holding S.A.S.	France
UPC France Holding S.N.C.	France
UPC France S.A.	France
UPC France Services S.A.	France
UPC HoldCo I N.V.	Netherlands
UPC HoldCo II B.V.	Netherlands
UPC HoldCo III B.V.	Netherlands
UPC HoldCo IV B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Hrvatska d.d.	Croatia
UPC Intermediates B.V.	Netherlands

State/Country
Name	of Formation
UPC Internet Holding B.V.	Netherlands
UPC Investments I B.V.	Netherlands
UPC Ireland B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Norge A.S.	Norway
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o.	Poland
UPC Romania Holding B.V.	Netherlands
UPC Romania S.A.	Romania
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovakia Holding B.V.	Netherlands
UPC Slovenia Holding B.V.	Slovenia
UPC Slovensko s.r.o.	Slovak Republic
UPC Staffing Inc.	USA-Delaware
UPC Sverige AB	Sweden
UPC Telekabel Wien GmbH	Austria
UPC Wireless GmbH	Austria
Videocommunication de Sud-Ouest	France
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingenieria S.A.	Chile
VTR Net S.A.	Chile
Westward Cables Ltd.	Ireland
Westward Horizon	Ireland
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom

State/Country
Name	of Formation
Zone Broadcasting Showtime (Turkey) Ltd.	United Kingdom
Zone Licensing Ltd.	United Kingdom
Zone Studios Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision Cable & Satellite Ltd.	United Kingdom
Zone Vision Czech sro	Czech
Zone Vision Enterprises Ltd.	United Kingdom
Zone Vision Networks Ltd.	United Kingdom
Zone Vision Poland Sp zo.o	Poland
Zone Vision Romania Srl	Romania